Q3 FY 2024 Supplemental Slides

2Q3 FY24 Supplemental Slides June 20, 2024 This presentation contains forward-looking statements within the meaning of the federal securities laws with respect to general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and growth provided by acquisitions and strategic investments, demand for our products, shipment volumes, metal margins, the ability to operate our steel mills at full capacity, future availability and cost of supplies of raw materials and energy for our operations, growth rates in certain segments, product margins within our Emerging Businesses Group, share repurchases, legal proceedings, construction activity, international trade, the impact of the Russian invasion of Ukraine, capital expenditures, tax credits, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations, the expected capabilities and benefits of new facilities, the timeline for execution of our growth plan and our expectations or beliefs concerning future events. The statements in this presentation that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “future,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions. Our forward-looking statements are based on management’s expectations and beliefs as of the date of this presentation. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2023, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of the Russian invasion of Ukraine on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG or environmental justice initiatives; operating and start-up risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global public health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers' abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; our ability to successfully manage leadership transitions; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. Forward-Looking Statements

3Q3 FY24 Supplemental Slides June 20, 2024 Leading positions in core products and geographies Focused strategy that leverages capabilities, competitive strengths, and market knowledge Strong balance sheet and cash generation provide flexibility to execute on strategy Vertical structure optimizes returns through the entire value chain Disciplined capital allocation focused on maximizing returns for our shareholders Increasing Shareholder Value With a Winning Formula

4 YTD 2022 YTD 2023 YTD 2024 YTD 2022 YTD 2023 YTD 2024 YTD 2022 YTD 2023 YTD 2024 YTD 2022 YTD 2023 YTD 2024 CMC Incident Rate U.S. Steel Industry Continued Progress in Keeping Our People Safe [1] Domestic steel industry data is for Iron and Steel Mills (NAICS – 3311) from the Bureau of Labor Statistics [2] Data is through the end of the fiscal third quarter for YTD 2022, YTD 2023, and YTD 2024 Q3 FY24 Supplemental Slides June 20, 2024 CMC and Domestic Steel Industry1 Total Recordable Incident Rate by Year Continual improvement has resulted from our concentrated focus on safety and culture. Total CMC North America Steel Group Europe Steel Group Emerging Businesses Group Total Recordable Incident Rate by Segment2 In FY 2024, we are doing an even better job at keeping our people safe.

Key Takeaways From Today's Call


CMC

- **Third quarter financial results at levels well above long-term averages**
  - Net earnings, core EBITDA, core EBITDA margin, cash flows, and return on invested capital at historically strong levels
- **Solid seasonal demand and healthy underlying market fundamentals in North America**
  - Experienced typical seasonal demand improvement
  - Steel product margins increased modestly from prior quarter
  - Stability in downstream backlog volumes
- **Positive North America long-term outlook is intact, supported by infrastructure spending programs and investments in large-scale industrial and energy projects**
- **Europe Steel Group nearing breakeven; market conditions consistent with prior quarter**
- **Emerging Businesses Group profitability rebounded sharply, driven by increased volume of its high margin solutions and seasonally higher activity**
- **Solid financial position**
  - Balance sheet strength and cash flow profile continue to provide capital allocation flexibility

$119M	$1.02	$256M	12.3%	11.3%	$52M
Q3 Net Earnings	Q3 Diluted EPS	Q3 Core EBITDA[1]	Q3 Core EBITDA Margin[1]	Last 12 Months ROIC[1]	Q3 Share Repurchases

[1] Core EBITDA, core EBITDA margin, and return on invested capital are non-GAAP financial measures. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

CMC
Q3 FY24 Supplemental Slides
June 20, 2024
5

6 6% 10% 8% 9% 9% 12% 12% 17% 16% 13% – 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% FY '15 FY '16 FY '17 FY '18 FY '19 FY '20 FY '21 FY '22 FY '23 FY '24 (YTD) • Strategic transformation has brought significant scale and earnings growth • Industry landscape has dramatically improved over the last five years • CMC has leveraged growth to generate higher, more sustainable margins • Margins are normalizing well above pre-pandemic levels • Returns on invested capital have been substantially above cost of capital • CMC is creating significant value for shareholders Structurally Improved Margins and Return Profile Q3 FY24 Supplemental Slides June 20, 2024 6% 5% 4% 9% 11% 12% 15% 26% 17% 11% – 5% 10% 15% 20% 25% 30% FY '15 FY '16 FY '17 FY '18 FY '19 FY '20 FY '21 FY '22 FY '23 Q3 '24 (L12M) % CMC Consolidated Core EBITDA Margin1 CMC Return on Invested Capital1 Normalizing above historical levels Normalizing above historical levels Margins and return levels are normalizing above historical levels [1] Core EBITDA margin and return on invested capital are non-GAAP financial measures. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

7 The Path Ahead – Running and Growing a Great Business Q3 FY24 Supplemental Slides June 20, 2024 • Focus on people to ensure safety and provide talent development opportunities • Enact operational and commercial excellence efforts that span all levels of the enterprise • Drive to achieve sustainably higher, less volatile, through-the-cycle margins Running a Great Business • Successful commissioning of micro mill projects; capture available internal synergies • Investment to support growth in high margin proprietary solutions • Investment in automation and efficiency gains, including to support operational and commercial excellence efforts Value Accretive Organic Growth • Broaden CMC’s commercial portfolio and improve customer value proposition through expansion into adjacent markets • Strengthen existing business through commercial synergies or internal demand pull • Meaningfully extend CMC’s growth runway Capability Enhancing Inorganic Growth Following the strategic transformation of the last decade, CMC is charting the course for its next phase of growth

8 Forecasted Construction Starts – inflation adjusted (% change compared to average of 2019 to 20222) – 5% 10% 15% 20% 25% 2023 2024 2025 2026 – 10% 20% 30% 40% 50% 60% 70% 2023 2024 2025 2026 – 5% 10% 15% 20% 25% 30% 2023 2024 2025 2026 Estimated Potential Impact on Rebar Demand1 Government Support for Investment Structural Trends Expected to Support North American Construction RESHORING AND SUPPLY CHAIN REALIGNMENT ENERGY TRANSITION AND LNG INVESTMENTS Significant structural investment is expected to power domestic construction and rebar consumption over a multi-year period. In addition to direct investments, the follow-on indirect impact should also be meaningful as many large-scale projects will require local investments in infrastructure, non-residential structures, and residential dwellings. [1] Company estimates; potential increase to demand is at full run-rate of programs and relative to current annual domestic demand of ~9 million tons [2] Dodge Analytics Construction Starts Forecast – Q2 2024 Edition INFRASTRUCTURE INVESTMENT $550B from Infrastructure Investment and Jobs Act $52B CHIPS Act $250B Inflation Reduction Act $12B DOE loans Funding from IRA Q3 FY24 Supplemental Slides June 20, 2024 +15% to 17% +3% to 5% +2% to 4% Public Works Manufacturing Power & Utilities

9 Individual markets Broad market segmentDo m es tic R eb ar C on su m pt io n Br ea kd ow n3 Rebar Demand Growth from Highway Construction Has Begun Q3 FY24 Supplemental Slides June 20, 2024 27 0 5 10 15 20 25 30 Im pr ov em en ts Si ng le fa m ily M ul ti- fa m ily Pu bl ic u til ity Ed uc at io na l O ff ic e Lo dg in g H ea lth ca re Co m & In du st ria l Se w er s ys te m s H ig hw ay s Co ns er va tio n Residential Nonresidential Infra Re ba r C on su m pt io n In te ns ity 4 (t on s pe r $ m ill io n) Average: 6 +13% Average increase to State DOT budgets for FY 20241 +4% Forecasted growth in cement consumption for highway and street construction (2024 vs. 2023)2 +16% Forecasted growth in highway and street construction spending (2024 vs. 2023)1 Highway construction is the largest and most rebar intensive end market +5% Forecasted growth in cement consumption for highway and street construction (2025 vs. 2024)2 2024 should be a strong year for highway investment • Large highway projects associated with the Infrastructure Investment and Jobs Act are entering construction phase • CMC is beginning to see the impact of increased highway activity on its business − Shipments of rebar to highway projects increased during the third quarter − CMC’s other reinforcement and stabilization solutions are also benefiting • There is a healthy pipeline of projects, and CMC is seeing good letting activity across many of its key states • Highway construction activity is expected to gain further momentum over the coming quarters as recently awarded projects begin construction Further improvement is expected in 2025 [1] State DOT budget data and 2024 highway and street construction spending forecast from American Road and Transportation Builders’ Association [2] Cement consumption forecast from Portland Cement Association [3] Based on data from the Construction Reinforcing Steel Institute [4] Rebar intensities equal to consumption by structure type per Concrete Reinforcing Steel Institute divided by total construction spending by structure type per the U.S. Census Bureau

Europe Market Environment Remained Challenging

Conditions during the third quarter were consistent with the second quarter, which were difficult but improved from late fiscal 2023 and early fiscal 2024. Signs are emerging that the Polish economy has reached a positive inflection.

Recent Market Developments

Demand

▼ Manufacturing
Germany and Poland PMIs below 50 for 23 consecutive months[1]

▲ Residential Construction
Housing permits granted up 29% y/y[2]

▼ Total Construction
Polish cement sales down 6% vs 2021/22 seasonal average

Supply

▲ Long Product Production
Polish long steel production down ~17% y/y[2] and 20% vs 2021/22 seasonal avg

▼ Long Product Imports
Polish imports of long steel products from EU nations are up meaningfully y/y[3]

Costs

▲ Energy Costs
Natural gas purchase contracts repriced Apr 1, 2024; reduced cost per ton by $10

▲ Electricity Procurement
Terminated trailing 8-qtr hedge and entered new fixed price hedge; effective cost should decline

▲ Cost Position
Leading cost position in Europe; controllable costs per ton down y/y and q/q

Macroeconomic Backdrop

▲ Interest Rates
Residential mortgage rates and corporate borrowing rates down 100 bps y/y

▲ Inflation
May 2024 reading of 2.5% y/y increase was down significantly from 2023 high of 18.4%

▲ GDP Growth Outlook
Polish economy is expected to grow by 2.8% in 2024 per S&P

Emerging green shoots:

- *Residential construction market is beginning to recover; new housing permits and the number of units under construction have rebounded strongly*
- *Expected release of €65 billion to Poland from the EU Recovery and Resilience fund*

[1] Data from S&P Global manufacturing PMI report
[2] Data from Statistics Poland for February 2024 to April 2024 vs. February 2023 to April 2023
[3] Based on data from Eurostat (trailing 3 months to March 2024 vs. trailing 3 months to March 2023)

CMC
Q3 FY24 Supplemental Slides
June 20, 2024
10

11 • Consolidated financial results in the fourth quarter are anticipated to be similar to third quarter levels • North America Steel Group finished steel shipments should be flat on a sequential basis, while adjusted EBITDA margin is also expected to be stable • Europe Steel Group adjusted EBITDA in the fourth quarter is expected to continue to trend toward near breakeven • Modest improvement in financial results is expected for Emerging Businesses Group, driven by steady underlying market fundamentals and a healthy order book • Demand conditions in North America remained supportive with normal seasonal uplift from winter to spring months − Finished steel shipments decreased 3.0% y/y, while rebar shipments (mill direct rebar and downstream) declined 3.3% from the prior year period • North America Steel Group steel product margin improved sequentially with steel price declining less than scrap cost − Steel product margin declined $57 per ton from the prior year period • Downstream product margins over scrap1 remained well above historical levels, but declined $155 per ton from the prior year period • North America Steel Group controllable costs per ton decreased on y/y basis − Adjusted EBITDA in third quarter of fiscal 2024 included $11.8 million related to Arizona 2 commissioning costs compared to $7.3 million during the third quarter of fiscal 2023 • Market conditions for the Europe Steel Group were stable compared to the prior quarter, but remained challenging – domestic producers continue to demonstrate supply discipline − Steel product margins over scrap cost increased by $13 per ton from the sequential quarter − Shipments increased by 8% from the sequential quarter • Emerging Businesses Group net sales and adjusted EBITDA margin were flat y/y − Positive impacts from the addition of CMC Anchoring Systems, strong geogrid demand, and increased shipments of proprietary reinforcing steel products were largely offset by weather related slowness at Texas-centric CMC Construction Services. Pe rf or m an ce D riv er s O ut lo ok Q3 Operational Update [1] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter Q3 FY24 Supplemental Slides June 20, 2024

12 384 256 (121) (10) 1 2 0 50 100 150 200 250 300 350 400 Q3 2023 NA Steel Group EBITDA Europe Steel Group EBITDA Emerging Businesses Group EBITDA Corp & Eliminations Other Non- Op Items Q3 2024 Q3 Consolidated Operating Results Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 Q3 ’24 External Finished Steel Tons Shipped1 1,599 1,533 1,441 1,285 1,432 Core EBITDA2 $384,454 $327,732 $313,696 $212,088 $256,108 Core EBITDA per Ton of Finished Steel Shipped2 $240 $214 $218 $165 $179 Core EBITDA Margin2 16.4% 14.8% 15.7% 11.5% 12.3% Net Earnings $233,971 $184,166 $176,273 $85,847 $119,440 Performance Summary Units in 000’s except per ton amounts and margin • Costs related to commissioning activities at Arizona 2 micro mill − $21.8 million impact to pre-tax income (includes depreciation) − $11.8 million impact to core EBITDA (excludes depreciation) Arizona 2 Commissioning Costs Figures are pre-tax for Q3 2024 [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Core EBITDA, Core EBITDA margin, and Core EBITDA per ton of finished steel shipped are non-GAAP measures. For reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Core EBITDA Bridge – Q3 2023 to Q3 2024 $ Millions Q3 FY24 Supplemental Slides June 20, 2024

13 314 217 8 (60) (50) 5 100 125 150 175 200 225 250 275 300 325 Q3 '23 Adj EBITDA per Ton Raw Materials Steel Products Downstream Controllable Cost & Other Q3 '24 Adj EBITDA per Ton 314 294 243 220 217 1,106 1,044 1,051 1,015 951 595 594 549 526 538 0 50 100 150 200 250 300 350 0 200 400 600 800 1,000 1,200 Q3 '23 Q4 '23 Q1' 24 Q2 '24 Q3 '24 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Products Margin Over Scrap (1 Qtr Lag) Steel Products Margin Over Scrap Key Performance Drivers Q3 2024 vs Q3 2023 Q3 North America Steel Group Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 Q3 ’24 External Finished Steel Tons Shipped1 1,170 1,144 1,098 1,010 1,135 Adjusted EBITDA $367,561 $336,843 $266,820 $222,294 $246,304 Adjusted EBITDA per Ton of Finished Steel Shipped $314 $294 $243 $220 $217 Adjusted EBITDA Margin 20.2% 19.6% 16.8% 15.0% 14.7% Performance Summary Units in 000’s except per ton amounts and margin • Decline in steel product margins over scrap cost − Down approximately $57 per ton y/y • Downstream product margins2 over scrap cost remained well above historical levels, but declined by approximately $155 per ton from a year ago − Full value chain profitability on sales of downstream products above long-term average • Commissioning costs related to the operational start-up of Arizona 2 increased approximately $4.5 million compared to the prior year period • Controllable cost performance contributed positively to financial results compared to the prior year period (includes Arizona 2 commissioning costs) [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter [3] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized North America Steel Group – Key Margins $ / ton SP a nd D P M ar gi n O ve r S cr ap Adjusted EBITDA per ton Adjusted EBITDA Per Ton Bridge – Q3 2023 to Q3 2024 $ / ton of external finished steel shipped 2 3 2 Impact of Volume and Margin Over Scrap Cost Q3 FY24 Supplemental Slides June 20, 2024

14 (60%) (40%) (20%) – 20% 40% 60% 80% 100% Dwellings Under Construction New Residential Building Permits 326 284 268 279 292 14 (77) 114 (31) (14) (100) (50) 0 50 100 150 200 250 300 350 Q3 '23 Q4 '23 Q1' 24 Q2 '24 Q3 '24 Steel Products Margin Over Scrap Adjusted EBITDA per Ton Key Performance Drivers Q3 2024 vs Q3 2023 Q3 Europe Steel Group Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 Q3 ’24 External Finished Steel Tons Shipped1 429 389 343 275 297 Adjusted EBITDA $5,837 ($30,081) $38,942 ($8,611) ($4,192) Adjusted EBITDA per Ton of Finished Steel Shipped $14 ($77) $114 ($31) ($14) Adjusted EBITDA Margin 1.8% (11.0%) 17.3% (4.5%) (2.0%) Performance Summary Units in 000’s except per ton amounts and margin • Margins over scrap declined from the prior year period − Down $34 per ton y/y • Shipment volumes declined 31% from the prior year period • Controllable costs per ton improved meaningfully from the prior year, driven by lower energy costs and operational measures Europe Steel Group – Key Margins $ / ton Poland New Mortgage Originations and Dwellings Under Construction3 % year-over-year change 2 Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [3] Source: Statistics Poland M ar gi n O ve r S cr ap a nd A dj us te d EB IT DA p er to n Q3 FY24 Supplemental Slides June 20, 2024

15 189 189 (0%) (7%) (3%) 5% 6% 100 110 120 130 140 150 160 170 180 190 200 Q3 2023 Geogrids & Geopiers Construction Services Impact Metals Performance Reinforcing Steel Anchoring Systems Q3 2024 Key Performance Drivers Q3 2024 vs Q3 2023 Q3 Emerging Businesses Group Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 Q3 ’24 Net sales from external customers $189,055 $208,559 $177,239 $155,994 $188,593 Adjusted EBITDA $38,395 $42,612 $30,862 $17,929 $38,220 Adjusted EBITDA Margin 20.3% 20.4% 17.4% 11.5% 20.3% Performance Summary Units in 000’s except margins • Strong margin performance for geogrids, driven by adoption of latest proprietary offering • Meaningful y/y increase in shipment volumes of Performance Reinforcing Steel, particularly Galvabar and ChromX • Addition of CMC Anchoring Systems contributed to net sales and adjusted EBITDA on a y/y basis • Wet weather in Texas slowed activity levels and reduced profitability at CMC Construction Services locations Contribution to Net Sales Change – Q3 2023 to Q3 2024 Quarterly net sales figures in $ million, contribution to net sales changes provided in percentages Q3 FY24 Supplemental Slides June 20, 2024 Q ua rt er ly n et s al es in $ m ill io n; ne t s al es c ha ng es in p er ce nt ag es Net sales flat Directional Change in Underlying Margin Performance

16 • Third quarter 2024 capital expenditures of $82.0 million • Year-to-date capital expenditures of $242.8 million • FY 2024 total spend forecasted at $400 million to $425 million − Shortfall to previous guidance related to timing of equipment delivery at Steel West Virginia, which will not impact start-up date • Targeting growth expenditures on key mill projects that will strengthen market presence and lower cost Disciplined Capital Allocation Strategy CMC will prudently allocate capital while maintaining a strong and flexible balance sheet Q3 FY24 Supplemental Slides June 20, 2024 [1] Defined as dividend payments divided by net earnings 2 31 Value-Generating Growth Shareholder Distributions Debt ManagementCMC Capital Allocation Priorities: Capital Expenditures Acquisitions Share Repurchases Dividends • No acquisitions year-to-date • Acquisitions totaling $235 million completed in FY 2023 • Targeting opportunities to: − Expand commercial portfolio − Add operational capabilities − Strengthen existing businesses • Disciplined approach to valuation • Increased share repurchase authorization by $500 million in January − $458.6 million remaining as of May 31 • Repurchased 931,281 shares during the third quarter valued at $51.8 million • Year-to-date repurchases totaled $128.2 million, up 55% compared to a year ago • Increased quarterly dividend per share to $0.18 in March − Represented growth of 13% compared to previous quarterly rate • Year-to-date payout ratio1 of 15% • Quarterly dividend per share has increased by 50% since October 2021 Focus on Growth Targeting value accretive growth that strategically strengthens our business Competitive Cash Distributions Goal is to provide an attractive rate of cash distributions to our shareholders

17 539 5 37 2 141 155 279 380 1,270 911 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 LTM Q3 '24 Cash Generation Profile Adjusted EBITDA Less Sustaining Capital Expenditures and Disbursements to Stakeholders1 (in millions) CMC’s cash flow capabilities have been greatly enhanced through our strategic transformation FY 2024 capital expenditures expected in a range of $400 million to $425 million Source: Public filings, Internal data [1] Adjusted EBITDA less Sustaining Capital Expenditures and Disbursements to Stakeholders is a non-GAAP financial measure. For reconciliations of non- GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Gain on California land sale Q3 FY24 Supplemental Slides June 20, 2024

18 $45 $150 $599 $698 $300 $300 $300 $145 $600 2024 2025 2026 2027 2028 2029 2030 2031 2032 2047 Balance Sheet Strength [1] 2047 tax-exempt bonds were priced to yield 3.5%; coupon rate is 4.0% Revolver Poland Credit Facilities (US$ in millions) Revolving Credit Facility 4.125% Notes Cash and Cash Equivalents 3.875% Notes Debt maturity profile provides strategic flexibility Debt Maturity Profile Q3 FY’24 Liquidity (US$ in millions) 4.375% Notes 4.0% Bond1 Poland Accounts Receivable Facility Q3 FY24 Supplemental Slides June 20, 2024

19 45% 46% 42% 37% 33% 32% 24% 18% 21% 22% 20% 17% 18% 14% 24% 17% 15% 15% 13% 11% 8% 10% 9% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 3. 8x 3. 9x 3. 2x 2. 5x 1. 9x 1. 6x 1. 2x 0. 9x 1. 1x 1. 2x 1. 0x 0. 8x 0. 7x 0. 5x 0. 7x 0. 5x 0. 4x 0. 5x 0. 5x 0. 4x 0. 3x 0. 4x 0. 5x NM 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x Source: Public filings, Internal data Notes: 1. Total debt is defined as long-term debt plus current maturities of long-term debt and short-term borrowings. 2. Net Debt is defined as total debt less cash & cash equivalents. 3. EBITDA depicted is adjusted EBITDA from continuing operations on a trailing 12-month basis. 4. Net debt-to-capitalization is defined as net debt on CMC’s balance sheet divided by the sum of total debt and stockholders’ equity. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Leverage Profile Financial strength gives us the flexibility to fund our announced projects, pursue opportunistic M&A, and distribute cash to shareholders Net Debt1,2 / EBITDA3 Net Debt-to-Capitalization4 Transformational rebar asset acquisition Tensar acquisition Construction of Arizona 2 Transformational rebar asset acquisition Tensar acquisition Construction of Arizona 2 Q3 FY24 Supplemental Slides June 20, 2024

REBAR ZERO™ WIRE ZERO™ MERCHANT ZERO™ POST ZERO™

Clear Sustainability Leader

CMC plays a key role in the circular steel economy, turning end of life metals into the steel that forms the backbone of modern society

Scopes 1&2 Greenhouse Gas Emissions (GHG) Intensity


tCO2e per MT of steel
2.2
1.8
1.0
0.42
Integrated Average
Global Average
U.S. Average
CMC

Progress on 2030 Goals (2019 baseline[1])

- Reduce our combined Scope 1 and 2 GHG emissions intensity by 20% — **59%** Of goal
- Increase our renewable energy usage by 12% — **83%** Of goal
- Reduce our energy consumption intensity by 5% — **88%** Of goal
- Reduce our water withdrawal intensity by 8% — **0%** Of goal

Scopes 1-3 GHG Emissions Intensity


tCO2e per MT of steel
1.91
0.68
Global Industry
CMC

Energy Intensity


GJ per MT of steel
20.99
3.84
Global Industry
CMC

Water Withdrawal Intensity


Cubic meter per MT of steel
28.60
1.18
Global Industry
CMC

Virgin Materials Used in Steelmaking


% of steel content
69%
2%
Global Industry
CMC

ONE CMC

ACCOUNTABILITY FOR OUR ACTIONS

RESPECT FOR OUR ENVIRONMENT

ACTING WITH INTEGRITY

[1] Represents progress on environmental goals as of fiscal year 2023, compared to fiscal year 2019
Note: GHG emissions statistics for CMC include only steel mill operations, which represents over 95% of CMC's emissions footprint
Sources: CMC 2023 Sustainability Report; virgin material content for industry based on data from Bureau of International Recycling; all other industry data sourced from the World Steel Association

Q3 FY24 Supplemental Slides | June 20, 2024 20

© CMC Appendix: Non-GAAP Financial Reconciliations

22 Adjusted EBITDA and Core EBITDA – Last 5 Quarters [1] See page 28 for definitions of non-GAAP measures Q3 FY24 Supplemental Slides June 20, 2024

23 Adjusted EBITDA, Core EBITDA, and Core EBITDA margins [1] See page 28 for definitions of non-GAAP measures Q3 FY24 Supplemental Slides June 20, 2024

24 Adjusted Earnings [1] See page 28 for definitions of non-GAAP measures Q3 FY24 Supplemental Slides June 20, 2024

25 Annualized Return on Invested Capital [1] Federal statutory rate of 21% plus approximate impact of state level income tax [2] See page 28 for definitions of non-GAAP measures Q3 FY24 Supplemental Slides June 20, 2024

26 [1] See page 28 for definitions of non-GAAP measures Adjusted EBITDA Less Sustaining Capital Expenditures and Disbursements to Stakeholders Q3 FY24 Supplemental Slides June 20, 2024

27 Net Debt to Adjusted EBITDA and Net Debt to Capitalization [1] See page 28 for definitions of non-GAAP measures Q3 FY24 Supplemental Slides June 20, 2024

28 Definitions for non-GAAP financial measures ADJUSTED EARNINGS Adjusted earnings is a non-GAAP financial measure that is equal to earnings before asset impairments, including the estimated income tax effects thereof. The adjustment settlement for New Markets Tax Credit transaction represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Adjusted earnings should not be considered as an alternative to net earnings or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings to evaluate our financial performance. Adjusted earnings may be inconsistent with similar measures presented by other companies. Adjusted earnings per diluted share (or adjusted EPS) is defined as adjusted earnings on a diluted per share basis. CORE EBITDA Core EBITDA is the sum of net earnings before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization, asset impairments, and amortization of acquired unfavorable contract backlog. Core EBITDA also excludes settlement for New Market Tax Credit transactions, non-cash equity compensation, loss on debt extinguishments, gains on sale of assets, facility closures, acquisition settlements, labor cost government refunds, acquisition and integration related costs, purchase accounting effect on inventory, CMC Steel Oklahoma incentives, and severances. The adjustment settlement for New Markets Tax Credit transaction represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Core EBITDA should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA is the target benchmark for our annual and long- term cash incentive performance plans for management. Core EBITDA may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company’s net earnings before interest expense, income taxes, depreciation and amortization expense, asset impairments, and amortization of acquired unfavorable contract backlog. Adjusted EBITDA should not be considered as an alternative to net earnings, or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA to evaluate our financial performance. Adjusted EBITDA may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA LESS SUSTAINING CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS Adjusted EBITDA less sustaining capital expenditures and disbursements to shareholders is defined as Adjusted EBITDA less depreciation and amortization (used as a proxy for sustaining capital expenditures) less interest expense, less cash income taxes less dividend payments plus stock-based compensation. NET DEBT Net debt is defined as total debt less cash and cash equivalents. RETURN ON INVESTED CAPITAL Return on Invested Capital is defined as: 1) after-tax operating profit divided by 2) total assets less cash & cash equivalents less non-interest-bearing liabilities. For annual measures, trailing 5-quarter averages are used for balance sheet figures. In prior periods, the Company included within the definition of core EBITDA, core EBITDA margin, adjusted earnings and adjusted earnings per diluted share an adjustment for “Mill operational commissioning costs” related to the Company's third micro mill, which was placed into service during the fourth quarter of fiscal 2023. Periods commencing subsequent to February 29, 2024 no longer include an adjustment for mill operational commissioning costs. Accordingly, the Company has recast core EBITDA, core EBITDA margin, adjusted earnings and adjusted earnings per diluted share for all prior periods to conform to this presentation. Q3 FY24 Supplemental Slides June 20, 2024

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